Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS:
Investments, at fair value	$ 5,931,416,000	$ 5,366,221,000
Receivables:
Notes receivable from participants	33,678,000	31,571,000
Employer contributions	23,250,000	22,762,000
Total receivables	56,928,000	54,333,000
Total assets	5,988,344,000	5,420,554,000
LIABILITIES:
Excess contributions due to participants	0	3,000
NET ASSETS AVAILABLE FOR BENEFITS	$ 5,988,344,000	$ 5,420,551,000